PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepaid service fees	$ 502	$ 522	$ 498
Others	203	158	131
Less: allowance for doubtful accounts	(14)	(14)	(14)
Prepaid expenses and other current assets, Total	$ 691	$ 666	$ 615